SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549


                                  FORM 8-K


                               CURRENT REPORT


                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


             Date of Report (Date of earliest event reported):
                               March 16, 1999


                       NEWPORT NEWS SHIPBUILDING INC.
           (Exact name of registrant as specified in its charter)



          Delaware                1-12385               74-1541566
(State or other jurisdiction     (Commission          (I.R.S. Employer
      of incorporation)          File Number)        Identification No.)



               4101 Washington Avenue, Newport News, VA 23607
            (Address of principal executive offices) (zip code)


                               (757) 380-2000
            (Registrant's telephone number, including area code)


                               Not Applicable
       (Former name or former address, if changed since last report)




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Item 5. Other Events

          The Company has received a civil investigative demand from the United States Department of Justice requesting documents and other information in connection with an investigation of the proposal by General Dynamics Corporation to acquire the Company. The Company intends to cooperate fully and expeditiously with the Department of Justice investigation.



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


                                 SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   NEWPORT NEWS SHIPBUILDING INC.


Date:  March 16, 1999              By:  /s/ Stephen B. Clarkson
                                        ---------------------------
                                        Name:  Stephen B. Clarkson
                                        Title: Vice President,
                                               General Counsel
                                                 and Secretary



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